                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report (Date of earliest event) May 9, 2001
                                                       -----------



                           BELDEN & BLAKE CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



              Ohio                        0-20100                34-1686642
------------------------------    ------------------------   ------------------
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
incorporation)                                               Identification No.)



5200 Stoneham Road, North Canton, Ohio                             44720
---------------------------------------------                 -----------------
(Address of principal executive offices)                         (Zip Code)

                                 (330) 499-1660
                                 --------------
               Registrant's telephone number, including area code





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Item 9.  Regulation FD Disclosure

         Belden & Blake Corporation ("Belden & Blake" or the "Company") is furnishing the following information under Item 9 of this Current Report on Form 8-K.

         The information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, except if the Company specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Securities Act of the Exchange Act. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

         The information in this document includes forward-looking statements that are made pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, and the business prospects of Belden & Blake are subject to a number of risks and uncertainties which may cause the Company's actual results in future periods to differ materially from the forward-looking statements contained herein. These risks and uncertainties include, but are not limited to, the Company's access to capital, the market demand for and prices of oil and natural gas, the Company's oil and gas production and costs of operation, results of the Company's future drilling activities, the uncertainties of reserve estimates and environmental risks. These and other risks are described in the Company's 10-K and 10-Q reports and other filings with the Securities and Exchange Commission.

2001 OPERATIONAL OUTLOOK

                                   QUARTER ENDING      QUARTER ENDING        YEAR ENDING
                                   MARCH 31, 2001      JUNE 30, 2001      DECEMBER 31, 2001
                                  -----------------   -----------------   ------------------
                                    (UNAUDITED)                (ESTIMATED RANGES)
PRODUCTION
  Gas (Mmcf)                            4,483          4,350 - 4,520        17,980 - 18,710
  Oil (Mbbls)                             156            153 - 159             621 - 647
  Total production (Mmcfe)              5,416          5,268 - 5,474        21,706 - 22,592

Production expense per Mcfe            $ 1.01        $  1.00 - 1.05       $   0.95 - 1.00
Production taxes per Mcfe                0.13           0.10 - 0.12           0.10 - 0.12

  (in millions)
Exploration expense                    $  1.4        $   2.5 - 3.0        $    8.0 - 9.0
General and administrative                1.1            1.1 - 1.3             4.5 - 4.9
Gas gathering, marketing and
  oilfield services margin                0.5            0.8 - 1.0             3.0 - 4.0



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         To manage its exposure to natural gas price volatility, the Company may partially hedge its physical gas sales prices by selling futures contracts on the New York Mercantile Exchange ("NYMEX") or by selling NYMEX based commodity derivative contracts which are placed with major financial institutions that the Company believes are minimal credit risks. The contracts may take the form of futures contracts, swaps or options. The Company's financial results and cash flows can be significantly impacted as commodity prices fluctuate widely in response to changing market conditions. Accordingly, the Company may modify its fixed price contract and financial hedging positions by entering into new transactions or terminating existing contracts. The following table reflects the natural gas volumes and the weighted average prices under financial hedges and fixed price contracts (including settled hedges) at May 4, 2001:

                                          FINANCIAL HEDGES              FIXED PRICE CONTRACTS
                           -----------------------------------------   ---------------------------
                                                            ESTIMATED                  ESTIMATED
                                                            WELLHEAD                   WELLHEAD
                                           NYMEX PRICE       PRICE        ESTIMATED      PRICE
QUARTER ENDING                 BBTU         PER MMBTU       PER MCF         MMCF        PER MCF
----------------------     ------------  -------------  ------------   -------------  ------------
June 30, 2001                    1,450   $       4.52   $      4.67           1,496   $      3.87
September 30, 2001               1,950           4.50          4.65           1,185          3.80
December 31, 2001                2,400           4.77          4.99             754          4.28
                           ------------  -------------  ------------   -------------  ------------
                                 5,800   $       4.62   $      4.79           3,435   $      3.93
                           ============  =============  ============   =============  ============

March 31, 2002                   2,550   $       4.95   $      5.20             760   $      4.54
June 30, 2002                    2,550           4.61          4.76             643          4.29
September 30, 2002               2,550           4.61          4.76             632          4.28
December 31, 2002                2,550           4.63          4.84             575          4.44
                           ------------  -------------  ------------   -------------  ------------
                                10,200   $       4.70   $      4.89           2,610   $      4.40
                           ============  =============  ============   =============  ============

         The above table does not include an unrealized loss of $1.2 million in the second quarter of 2001 associated with terminated financial swaps on 750 Bbtu of natural gas.

         The Company currently expects to spend approximately $39 million during 2001 on its drilling and other capital expenditures. The Company's 2001 drilling program contemplates drilling 158 gross wells to the shallow blanket formations and 47 gross wells to the deeper more prolific formations in the Appalachian and Michigan Basins. Approximately 90% of the planned wells are developmental, with the balance categorized as exploratory wells. The Company's actual drilling activity in 2001 will be impacted by the availability of drilling rigs, other oil field goods and services and changes in commodity prices.

         The Company intends to finance its planned capital expenditures through its available cash flow, available revolving credit line and the sale of non strategic assets. At May 4, 2001, the Company had approximately $40.7 million available under its existing revolving credit line.

Signatures
----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    May 9, 2001                     BELDEN & BLAKE CORPORATION
         ------------                    (Registrant)


                                         By:   /s/ Robert W. Peshek
                                               --------------------------------
                                               Robert W. Peshek, Vice President
                                               and Chief Financial Officer